LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 8, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012 OF

LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 21, 2012, May 31, 2012 and February 8, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 21, 2012, May 31, 2012 and January 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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